Exhibit (d)

AMENDMENT NO. 13 DATED SEPTEMBER 19, 2011 TO THE PROSHARES TRUST INVESTMENT

ADVISORY AGREEMENT DATED DECEMBER 15, 2005, BETWEEN PROSHARES TRUST AND

PROSHARE ADVISORS LLC

SCHEDULE A

TO THE INVESTMENT ADVISORY AGREEMENT

BETWEEN PROSHARES TRUST AND PROSHARE ADVISORS LLC

As of September 19, 2011

COMPENSATION

Each Portfolio listed below shall pay the Advisor a fee pursuant to the Investment Advisory Agreement at an annualized rate based on its average daily net assets, as follows: (1)

Fee	Portfolio’s Average Daily Net Asset Level
75 basis points	First $6.0 billion
70 basis points	Next $4.0 billion
65 basis points	Thereafter

NAME OF PORTFOLIO
ProShares Ultra S&P500
ProShares Ultra MidCap400
ProShares Ultra Dow30
ProShares Ultra QQQ
ProShares Ultra Russell1000 Value
ProShares Ultra Russell1000 Growth
ProShares Ultra Russell MidCap Value
ProShares Ultra Russell MidCap Growth
ProShares Ultra Russell2000 Value
ProShares Ultra Russell2000 Growth
ProShares Ultra Basic Materials
ProShares Ultra Biotechnology
ProShares Ultra Consumer Goods
ProShares Ultra Consumer Services
ProShares Ultra Financials
ProShares Ultra Health Care
ProShares Ultra Industrials
ProShares Ultra Oil & Gas
ProShares Ultra Precious Metals
ProShares Ultra Real Estate
ProShares Ultra Semiconductors
ProShares Ultra Technology
ProShares Ultra Telecommunications (2)
ProShares Ultra Utilities
ProShares Ultra Russell1000
ProShares Ultra Russell MidCap
ProShares Ultra Russell2000
ProShares Ultra SmallCap600
ProShares Ultra MSCI Japan
ProShares Ultra MSCI Emerging Markets

(1)	All fees are computed daily and paid monthly
(2)	Index: Dow Jones U.S. Telecommunications Index
(3)	Index: Dow Jones U.S. Select Telecommunications Index
“+”	Inflation breakeven Portfolios that seek daily returns that correspond to three times (3x) or three times the inverse (-3x) of the daily return of its Index.

NAME OF PORTFOLIO
ProShares Ultra MSCI EAFE
ProShares Ultra NASDAQ Biotechnology
ProShares Ultra Telecommunications (3)
ProShares Ultra FTSE China 25
ProShares Ultra 7-10 Year Treasury
ProShares Ultra 20+ Year Treasury
ProShares Ultra NASDAQ Composite
ProShares Ultra Aggregate Bond
ProShares Ultra DJ Wilshire Total Market
ProShares Ultra Russell3000
ProShares Ultra MSCI Pacific ex-Japan
ProShares Ultra MSCI Latin America
ProShares Ultra MSCI Europe
ProShares Ultra MSCI BRIC
ProShares Ultra S&P Europe 350
ProShares Ultra MSCI Brazil
ProShares Ultra MSCI South Korea
ProShares Ultra MSCI Taiwan
ProShares Ultra MSCI Australia
ProShares Ultra MSCI Hong Kong
ProShares Ultra MSCI Mexico Investable Market
ProShares Ultra KBW Regional Banking
ProShares Short S&P500
ProShares Short MidCap400
ProShares Short Dow30
ProShares Short QQQ
ProShares Short Russell2000
ProShares Short SmallCap600
ProShares Short Russell1000
ProShares Short Russell1000 Value
ProShares Short Russell1000 Growth
ProShares Short Russell MidCap Value
ProShares Short Russell MidCap Growth
ProShares Short Russell2000 Value
ProShares Short Russell2000 Growth
ProShares Short Basic Materials
ProShares Short Biotechnology
ProShares Short Consumer Goods
ProShares Short Consumer Services
ProShares Short Financials
ProShares Short Health Care
ProShares Short Industrials
ProShares Short Oil & Gas
ProShares Short Precious Metals
ProShares Short Real Estate
ProShares Short Semiconductors
ProShares Short Technology

(1)	All fees are computed daily and paid monthly
(2)	Index: Dow Jones U.S. Telecommunications Index
(3)	Index: Dow Jones U.S. Select Telecommunications Index
“+”	Inflation breakeven Portfolios that seek daily returns that correspond to three times (3x) or three times the inverse (-3x) of the daily return of its Index.

NAME OF PORTFOLIO
ProShares Short Telecommunications (2)
ProShares Short Telecommunications (3)
ProShares Short Utilities
ProShares Short NASDAQ Biotechnology
ProShares Short Russell MidCap
ProShares Short MSCI Japan
ProShares Short MSCI Emerging Markets
ProShares Short MSCI EAFE
ProShares Short 7-10 Year Treasury
ProShares Short 20+ Year Treasury
ProShares Short NASDAQ Composite
ProShares Short Aggregate Bond
ProShares Short DJ Wilshire Total Market
ProShares Short Russell3000
ProShares Short MSCI Pacific ex-Japan
ProShares Short MSCI Latin America
ProShares Short MSCI Europe
ProShares Short MSCI BRIC
ProShares Short S&P Europe 350
ProShares Short MSCI Brazil
ProShares Short MSCI South Korea
ProShares Short MSCI Taiwan
ProShares Short MSCI Australia
ProShares Short MSCI Hong Kong
ProShares Short MSCI Mexico Investable Market
ProShares Short KBW Regional Banking
ProShares Short FTSE China 25
ProShares UltraShort S&P500
ProShares UltraShort MidCap400
ProShares UltraShort Dow30
ProShares UltraShort QQQ
ProShares UltraShort Russell1000
ProShares UltraShort Russell2000
ProShares UltraShort SmallCap600
ProShares UltraShort Russell1000 Value
ProShares UltraShort Russell1000 Growth
ProShares UltraShort Russell MidCap Value
ProShares UltraShort Russell MidCap Growth
ProShares UltraShort Russell2000 Value
ProShares UltraShort Russell2000 Growth
ProShares UltraShort Basic Materials
ProShares UltraShort Biotechnology
ProShares UltraShort Consumer Goods
ProShares UltraShort Consumer Services
ProShares UltraShort Financials
ProShares UltraShort Health Care
ProShares UltraShort Industrials
ProShares UltraShort Oil & Gas
ProShares UltraShort Precious Metals
ProShares UltraShort Real Estate
ProShares UltraShort Semiconductors
ProShares UltraShort Technology

(1)	All fees are computed daily and paid monthly
(2)	Index: Dow Jones U.S. Telecommunications Index
(3)	Index: Dow Jones U.S. Select Telecommunications Index
“+”	Inflation breakeven Portfolios that seek daily returns that correspond to three times (3x) or three times the inverse (-3x) of the daily return of its Index.

NAME OF PORTFOLIO
ProShares UltraShort Telecommunications (2)
ProShares UltraShort Utilities
ProShares UltraShort Russell MidCap
ProShares UltraShort MSCI Japan
ProShares UltraShort MSCI Emerging Markets
ProShares UltraShort MSCI EAFE
ProShares UltraShort NASDAQ Biotechnology
ProShares UltraShort Telecommunications (3)
ProShares UltraShort FTSE China 25
ProShares UltraShort 7-10 Year Treasury
ProShares UltraShort 20+ Year Treasury
ProShares UltraShort High Yield Corporate
ProShares UltraShort Investment Grade Corporate
ProShares UltraShort NASDAQ Composite
ProShares UltraShort Aggregate Bond
ProShares UltraShort DJ Wilshire Total Market
ProShares UltraShort Russell3000
ProShares UltraShort MSCI Pacific ex-Japan
ProShares UltraShort MSCI Latin America
ProShares UltraShort MSCI Europe
ProShares UltraShort MSCI BRIC
ProShares UltraShort S&P Europe 350
ProShares UltraShort MSCI Brazil
ProShares UltraShort MSCI South Korea
ProShares UltraShort MSCI Taiwan
ProShares UltraShort MSCI Australia
ProShares UltraShort MSCI Hong Kong
ProShares UltraShort MSCI Mexico Investable Market
ProShares UltraShort KBW Regional Banking
ProShares MSCI Latin America
ProShares Credit Suisse 130/30
ProShares UltraPro S&P500
ProShares UltraPro QQQ
ProShares UltraPro Dow30
ProShares UltraPro Russell2000
ProShares UltraPro MidCap 400
ProShares UltraPro MSCI EAFE
ProShares UltraPro 7-10 Year Treasury
ProShares UltraPro 20+ Year Treasury
ProShares UltraPro MSCI Emerging Markets
ProShares UltraPro Short S&P500
ProShares UltraPro Short QQQ
ProShares UltraPro Short Dow30
ProShares UltraPro Short Russell2000
ProShares UltraPro Short MidCap400
ProShares UltraPro Short MSCI EAFE
ProShares UltraPro Short 7-10 Year Treasury
ProShares UltraPro Short 20+ Year Treasury
ProShares UltraPro Short MSCI Emerging Markets

(1)	All fees are computed daily and paid monthly
(2)	Index: Dow Jones U.S. Telecommunications Index
(3)	Index: Dow Jones U.S. Select Telecommunications Index
“+”	Inflation breakeven Portfolios that seek daily returns that correspond to three times (3x) or three times the inverse (-3x) of the daily return of its Index.

NAME OF PORTFOLIO
ProShares Ultra TIPS
ProShares Short TIPS
ProShares UltraShort TIPS
ProShares Ultra Gold Miners
ProShares Short Gold Miners
ProShares UltraShort Gold Miners
ProShares Ultra MSCI Canada
ProShares Short MSCI Canada
ProShares UltraShort MSCI Canada
ProShares Ultra S&P Retail
ProShares Short S&P Retail
ProShares UltraShort S&P Retail
ProShares UltraPro 3-7 Year Treasury
ProShares UltraPro Short 3-7 Year Treasury
ProShares Ultra 3-7 Year Treasury
ProShares Short 3-7 Year Treasury
ProShares UltraShort 3-7 Year Treasury
ProShares RAFI Long/Short
ProShares Hedge Replication ETF
ProShares Ultra High Yield
ProShares Short High Yield
ProShares Ultra Investment Grade Corporate
ProShares Short Investment Grade Corporate
ProShares 5 year Inflation Breakeven Bull+
ProShares 5 year Inflation Breakeven Bear+
ProShares 10yr Rising Inflation
ProShares 10yr Falling Inflation
ProShares 30 year Inflation Breakeven Bull+
ProShares 30 year Inflation Breakeven Bear+
ProShares 30yr Rising Inflation
ProShares 30yr Falling Inflation
ProShares German Debt ETF

PROSHARE ADVISORS LLC, a Maryland limited liability company		PROSHARES TRUST, a Delaware statutory trust

By:	/s/ Michael L. Sapir	By:	/s/ Louis M. Mayberg
	Michael L. Sapir Chief Executive Officer		Louis M. Mayberg President

(1)	All fees are computed daily and paid monthly
(2)	Index: Dow Jones U.S. Telecommunications Index
(3)	Index: Dow Jones U.S. Select Telecommunications Index
“+”	Inflation breakeven Portfolios that seek daily returns that correspond to three times (3x) or three times the inverse (-3x) of the daily return of its Index.